Mobilepro Corp. and Subsidiaries
Introduction to Unaudited Pro Forma Condensed
Consolidated Financial Statements

On August 13, 2004, Mobilepro Corp’s. (“Mobilepro”) subsidiary DFWT Acquisition, Corp. (“DFWT”) entered into a Purchase Agreement with Web One., Inc. (“Web One”). Under the purchase agreement, DFWT, a wholly owned subsidiary of Mobilepro acquired certain assets and assumed certain liabilities of Web One for $2,000,000. Upon the completion of the acquisition, the assets and liabilities acquired from Web One were consolidated with DFTW and Mobilepro.

The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of Web One’s operations included in Mobilepro’s consolidated financial statements from the date of acquisition.

The following unaudited pro forma condensed consolidated balance sheet represents the pro forma financial position of Mobilepro and DFWT, Affinity and DFW which includes Web One, Telecom, Ticon, Crescent (acquired June 21, 2004) and Clover (acquired subsequent to June 30, 2004 in July 2004) at June 30, 2004 (June 21, 2004 for Crescent).

The unaudited pro forma condensed consolidated statements of operations for the three months ended June 30, 2004 (six months for Web One, Telecom, Ticon and Clover and from January 1, 2004 through June 21, 2004 for Crescent) reflect the combined results of Mobilepro and DFWT and Affinity and DFW as if the proposed combination of the companies had occurred at the beginning of 2004. Mobilepro is a fiscal year end of March 31st, and Web One, Telecom, Ticon, Crescent and Clover are a calendar year end of December 31st, therefore for Web One, Telecom, Ticon, Crescent and Clover the annual December 31, 2003 numbers are reflected. The Mobilepro figures at March 31, 2004 and for the year ended March 31, 2004 reflect the other subsidiaries Mobilepro acquired during its fiscal year ended March 31, 2004.

The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed financial statements should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.

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MOBILEPRO CORP. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 2004 (JUNE 21, 2004 FOR CRESCENT)

	MOBILEPRO	CLOVER	CRESCENT	TICON	DFW	AFFINITY	DFWT	NOTE	ADJUSTMENTS	PROFORMA
ASSETS

CURRENT ASSETS:
Cash	$1,871,839	$486,282	$—	$3,971	$490,253	$131,342	$9,621	(a)	$(650,000)	$363,055
								(b)	(900,000)
								(c)	(750,000)
								(d)	(1,340,000)
								(e)	2,000,000
								(f)	(1,500,000)
								(g)	1,000,000
Accounts receivable, net	786,636	77,776	192,729	13,649	284,154	682,396	21,438		—	1,774,624
Other current assets	301,075	17,861	—	2,854	20,715	25,673	27,415		—	374,878

TOTAL CURRENT ASSETS	2,959,550	581,919	192,729	20,474	795,122	839,411	58,474		(2,140,000)	2,512,557

Fixed assets, net	618,430	174,375	238,995	299,033	712,403	94,886	148,956		—	1,574,675

Other assets	2,837	—	—	—	—	—	—		—	2,837
Deferred financing fees, net	1,686,667	—	—	—	—	—	—		—	1,686,667
Intangible assets, net	4,956,940	—	200,346	—	200,346	—	—	(a)	933,704	13,828,942
								(b)	614,029
								(c)	1,723,085
								(d)	3,254,986
								(f)	2,145,852

TOTAL ASSETS	$10,224,424	$756,294	$632,070	$319,507	$1,707,871	$934,297	$207,430		$6,531,656	$19,605,678

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Notes payable, current portion	$926,772	$—	$—	$—	$—	$—	$13,349	(a)	$600,000	$3,026,772
								(b)	200,000
								(c)	250,000
								(d)	1,050,000
								(f)	(13,349)
Deferred revenue	448,139	214,287	146,099	953,878	1,314,264	—	353,282		—	2,115,685
Equity line of credit	3,000,000	—	—	—	—	—	—	(e)	2,000,000	6,000,000
								(g)	1,000,000
Accounts payable and accrued expenses	933,061	225,711	—	88,714	314,425	269,283	222,893	(f )	(222,893)	1,516,769

TOTAL CURRENT LIABILITIES	5,307,972	439,998	146,099	1,042,592	1,628,689	269,283	589,524		4,863,758	12,659,226

Note payable, net of current portion	496,340	—	—	—	—	480,000	—		—	976,340

TOTAL LIABILITIES	5,804,312	439,998	146,099	1,042,592	1,628,689	749,283	589,524		4,863,758	13,635,566

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, $.001, $0 and $.001 par value,
5,000,000, 0, 0, 0, 0 and 5,000,000 shares authorized, and
35,425, 0, 0, 0, 0, 0 and 35,425 shares issued and outstanding	35	—	—	—	—	—	—		—	35

Common stock, $.001, $0 and $.001 par value,
600,000,000, 500, 0, 9,000, 60,000, 40,000 and 600,000,000 shares authorized, and
255,914,196, 331, 0, 2,222, 60,000, 40,000 and 263,414,196 shares issued and
outstanding	255,914	84,000	—	10,000	94,000	5,000	667	(a)	(84,000)	263,414
								(c)	(10,000)
								(d)	(5,000)
								(d)	5,000
								(f)	(667)
								(f)	2,500
Treasury stock	—	(6,000)	—	—	(6,000)	—	—	(a)	6,000	—
Additional piad in capital	20,758,430	—	—	—	—		159,622	(d)	1,045,000	22,300,930
								(f)	(159,622)
								(f)	497,500
Accumulated earnings (deficit)	(16,594,267)	238,296	485,971	(733,085)	(8,818)	180,014	(542,383)	(a)	(238,296)	(16,594,267)
								(b)	(485,971)
								(c)	733,085
								(d)	(180,014)
								(f)	542,383

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	4,420,112	316,296	485,971	(723,085)	79,182	185,014	(382,094)		1,667,898	5,970,112

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$10,224,424	$756,294	$632,070	$319,507	$1,707,871	$934,297	$207,430		$6,531,656	$19,605,678

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MOBILEPRO CORP. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE / SIX MONTHS ENDED JUNE 30, 2004 (JUNE 21, 2004 FOR CRESCENT)

	MOBILEPRO	CLOVER	CRESCENT	TICON	DFW	AFFINITY	DFWT	NOTE	ADJUSTMENTS	PROFORMA

REVENUES	$1,170,164	$662,746	$847,551	$1,038,517	$2,548,814	$2,070,807	$1,049,336		$—	$6,839,121

COST OF SALES	357,939	335,018	680,830	425,106	1,440,954	895,057	380,285		—	3,074,235

GROSS PROFIT	812,225	327,728	166,721	613,411	1,107,860	1,175,750	669,051		—	3,764,886

OPERATING EXPENSES:
Professional fees and compensation	910,051	—		—	—				—	910,051
Rent and property costs	27,409	—		—	—				—	27,409
Advertising and marketing	55,378	—		—	—				—	55,378
Research and development	324	—		—	—				—	324
Travel and meals expenses	32,974	—		—	—				—	32,974
General and administrative expenses	201,118	303,178	603,022	602,557	1,508,757	895,535	675,408		—	3,280,818
Depreciation and amortization	113,277	28,320	54,373	96,440	179,133	53,130	54,062		—	399,602

TOTAL OPERATING EXPENSES	1,340,531	331,498	657,395	698,997	1,687,890	948,665	729,470		—	4,706,556

INCOME (LOSS) BEFORE OTHER INCOME (LOSS)	(528,306)	(3,770)	(490,674)	(85,586)	(580,030)	227,085	(60,419)		—	(941,670)

OTHER INCOME (LOSS)	(229,133)	8,255	(20,326)	(41,506)	(53,577)	(12,000)	(3,107)		—	(297,817)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(757,439)	4,485	(511,000)	(127,092)	(633,607)	215,085	(63,526)		—	(1,239,487)

PROVISION FOR INCOME TAXES	—	—	—	—	—	—	—	(h)	—	—

NET INCOME (LOSS)	$(757,439)	$4,485	$(511,000)	$(127,092)	$(633,607)	$215,085	$(63,526)		$—	$(1,239,487)

NET LOSS PER SHARE BASIC AND DILUTED	$(0.00)	N/A	N/A		N/A	N/A	N/A			$(0.01)

WEIGHTED AVERAGE SHARES OUTSTANDING	232,277,996	N/A	N/A		N/A	N/A	N/A			239,777,996

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MOBILEPRO CORP. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004 / DECEMBER 31, 2003

	MOBILEPRO	CLOVER	CRESCENT	TICON	DFW	AFFINITY	DFWT	NOTE	ADJUSTMENTS	PROFORMA

REVENUES	$311,355	$1,534,049	$1,854,289	$2,099,265	$5,487,603	$2,344,635	$2,276,657		$—	$10,420,250

COST OF SALES	117,349	588,661	1,359,690	908,377	2,856,728	912,414	755,167		—	4,641,658

GROSS PROFIT	194,006	945,388	494,599	1,190,888	2,630,875	1,432,221	1,521,490		—	5,778,592

OPERATING EXPENSES:
Professional fees and compensation	1,577,782	—		—	—				—	1,577,782
Rent and property costs	105,142	—		—	—				—	105,142
Advertising and marketing	36,995	—		—	—				—	36,995
Research and development	1,620	—		—	—				—	1,620
Travel and meals expenses	48,020	—		—	—				—	48,020
General and administrative expenses	186,599	779,752	1,805,626	1,052,164	3,637,542	1,387,734	1,431,819		—	6,643,694
Depreciation and amortization	21,000	93,684	114,000	214,709	422,393	72,693	123,317		—	639,403

TOTAL OPERATING EXPENSES	1,977,158	873,436	1,919,626	1,266,873	4,059,935	1,460,427	1,555,136		—	9,052,656

INCOME (LOSS) BEFORE OTHER INCOME (LOSS)	(1,783,152)	71,952	(1,425,027)	(75,985)	(1,429,060)	(28,206)	(33,646)		—	(3,274,064)

OTHER INCOME (LOSS)	(374,692)	23,652	(30,832)	(10,322)	(17,502)	(10,000)	(8,737)		—	(410,931)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(2,157,844)	95,604	(1,455,859)	(86,307)	(1,446,562)	(38,206)	(42,383)		—	(3,684,995)

PROVISION FOR INCOME TAXES	—	—	—	—	—			(h)	—	—

NET INCOME (LOSS)	$(2,157,844)	$95,604	$(1,455,859)	$(86,307)	$(1,446,562)	$(38,206)	$(42,383)		$—	$(3,684,995)

NET LOSS PER SHARE BASIC AND DILUTED	$(0.02)	N/A	N/A		N/A	N/A	N/A			$(0.03)

WEIGHTED AVERAGE SHARES OUTSTANDING	111,591,658	N/A	N/A		N/A	N/A	N/A			119,091,658

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Mobilepro Corp. and Subsidiaries
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed balance sheet at June 30, 2004 (June 21, 2004 for Crescent) and the unaudited pro forma condensed consolidated statements of operations for the three months/six months ended and for the year ended March 31, 2004 / December 31, 2003, to reflect the proposed combination of Mobilepro Corp. and DFWT Acquisition Corp., Affinity Acquisition Corp. and DFW Internet Services, Inc., which includes Ticon, Crescent and Clover.

(a)	To record the purchase for DFW Internet Services, which occurred July 2004 for Clover.
(b)	To record the purchase of assets for DFW Internet Services, which occurred June 21, 2004 for Crescent.
(c)	To record the purchase for DFW Internet Services, which occurred July 2004 for Ticon.
(d)	To record the purchase for Affinity Acquisition Corp. which occurred July 30, 2004 for Telecom.
(e)	To take effect for the draw down on the equity line of credit to cover the acquisition of Affinity.
(f)	To record the asset purchase for Web One which occurred August 13, 2004. The purchase price was equal to $1,500,000 in cash plus 2,500,000 shares of Mobilepro common stock (with an approximate value of $500,000).
(g)	To take effect for the draw down on the equity line of credit to cover the acquisition of Web One.
(h)	There is no income tax provision for 2004 due to the carryover of the net operating losses.

Pro forma earnings per share is based on the pro forma weighted average number of shares outstanding as follows:

Three Months Ended
June 30, 2004

Mobilepro’s. weighted average shares outstanding	232,277,996
Before acquisition

Shares issued in acquisition of Affinity Acquisition Corp	5,000,000

Shares issued in acquisition of DFWT Acquisition Corp	2,500,000

Mobilepro’s weighted average shares outstanding
After acquisition	239,777,996

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